                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported) December 22, 2004

                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

                        Delaware                                   1-13678                           06-1094196
              (State or other jurisdiction                 (Commission File Number)                (IRS Employer
                   of incorporation)                                                            Identification No.)

   700 East Butterfield Road, Suite 250, Lombard, IL                                                   60148
        (Address of principal executive offices)                                                     (Zip Code)

                                   Registrant's telephone number, including area code (630) 678-8000

                                    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                               INFORMATION TO BE INCLUDED IN THE REPORT

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Item 1.01 Entry Into a Material Definitive Agreement

         On December 23, 2004, U.S. Can Corporation (the "Company") announced that Sandra K. Vollman will resign as Chief Financial
Officer in the first quarter of 2005.  In connection with her agreement to continue her employment, Ms. Vollman will receive a lump sum stay bonus equal to nine months of salary and car allowance at the rates in effect on the date of her resignation.

         The Company also announced that it had finalized an Employment Agreement between the Company and Anthony MacLaurin on
December 22, 2004,  effective as of July 1, 2004.  Pursuant to the Employment Agreement, Mr. MacLaurin will serve as the Company's
Executive Vice President of International.  The Employment Agreement has an initial one-year term and will be extended automatically for successive one-year periods thereafter, unless notice is otherwise given.  The Employment Agreement provides that Mr. MacLaurin will receive an annual base salary of $337,000 and will be eligible to receive a bonus upon the achievement of certain objectives, as determined by the Company's board of directors.  Pursuant to the Employment Agreement, Mr. MacLaurin will purchase, at fair market value, shares of the Company's stock subject to a five-year vesting period.

         A copy of the press release announcing the resignation of Ms. Vollman and hiring of Mr. MacLaurin is attached as an exhibit to this report.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         As disclosed above under Item 1.01, on December 23, 2004, the Company announced that Sandra K. Vollman will resign as Chief
Financial Officer in the first quarter of 2005.

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit No.         ______________________________________Description of Exhibit______________________________________
-----------         --------------------------------------------------------------------------------------------------
99.1                Press Release dated December 23, 2004.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    /s/ George V. Bayly____  ______________
                                                                 ------------------------------------------
                                                                 Name:  George V. Bayly
                                                                 Title:  Co-Chairman of the Board and Chief
                                                                            Executive Officer

Date:  December 23, 2004

                                                             EXHIBIT INDEX

Exhibit No.             Description of Exhibit
-----------             ----------------------

99.1                    Press Release dated  December 23, 2004.